POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 28, 2012 TO THE
SUMMARY PROSPECTUS DATED AUGUST 31, 2012 OF:

PowerShares International Dividend AchieversTM Portfolio

The NASDAQ OMX Group, Inc. has replaced Mergent®, Inc. ("Mergent") as the index provider for the International Dividend AchieversTM Index, the underlying index of the PowerShares International Dividend AchieversTM Portfolio. Neither the name of the underlying index, nor the methodology by which it is formulated, will change.

Effective immediately, the Summary Prospectus is changed as follows:

•  All references to Mergent®, Inc. are deleted and replaced with the NASDAQ OMX Group, Inc.

Please Retain This Supplement For Future Reference.

P-PID-SUMPRO-1 SUP-1 122812